UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): May 17, 2021

METLIFE, INC.
(Exact Name of Registrant as Specified in Its Charter)
Delaware
(State or Other Jurisdiction of Incorporation)

1-15787			13-4075851
(Commission File Number)			(IRS Employer Identification No.)

200 Park Avenue,	New York,	NY	10166-0188
(Address of Principal Executive Offices)			(Zip Code)
(212) 578-9500
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01	MET	New York Stock Exchange
Floating Rate Non-Cumulative Preferred Stock, Series A, par value $0.01	MET PRA	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 5.625% Non-Cumulative Preferred Stock, Series E	MET PRE	New York Stock Exchange
Depositary Shares, each representing a 1/1,000th interest in a share of 4.75% Non-Cumulative Preferred Stock, Series F	MET PRF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01	Other Events.
On May 17, 2021, MetLife, Inc. (“MetLife”) issued a news release announcing the declaration of (i) a quarterly dividend of $0.25555555 per share on MetLife, Inc.’s floating rate non-cumulative preferred stock, Series A, $25 liquidation preference per share; (ii) a quarterly dividend of $9.60602666 per share on MetLife, Inc.’s 5.250% fixed-to-floating rate non-cumulative preferred stock, Series C, $1,000 liquidation preference per share (the “Series C Preferred Stock”); (iii) a quarterly dividend of $351.5625 per share on MetLife, Inc.’s 5.625% non-cumulative preferred stock, Series E, $25,000 liquidation preference per share, which is $0.3515625 per depositary share, each representing a 1/1,000th interest in a share of Series E Preferred Stock; and (iv) a quarterly dividend of $296.875 per share on MetLife, Inc.’s 4.75% non-cumulative preferred stock, Series F, $25,000 liquidation preference per share, which is $0.296875 per depositary share, each representing a 1/1,000th interest in a share of Series F Preferred Stock. A copy of the news release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
On May 17, 2021, MetLife also issued a news release announcing that it will redeem all of its outstanding Series C Preferred Stock. All outstanding shares of the Series C Preferred Stock will be redeemed on June 15, 2021 at a redemption price of $1,000 per share, and accordingly will not include any accrued and unpaid dividends.
The information contained in this Current Report on Form 8-K does not constitute a notice of redemption of the Series C Preferred Stock. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.
99.1
MetLife, Inc. news release dated May 17, 2021, announcing the declaration of a quarterly dividend on its floating rate non-cumulative preferred stock, Series A; a quarterly dividend on its 5.250% fixed-to-floating rate non-cumulative preferred stock, Series C; a quarterly dividend on its 5.625% non-cumulative preferred stock, Series E; and a quarterly dividend on its 4.75% non-cumulative preferred stock, Series F.

99.2	MetLife, Inc. news release dated May 17, 2021, announcing the redemption of all outstanding shares of its 5.250% fixed-to-floating rate non-cumulative preferred stock, Series C on June 15, 2021.
101	Pursuant to Rule 406 of Regulation S-T, the cover page is formatted in Inline XBRL (Inline eXtensible Business Reporting Language).
104	Cover Page Interactive Data File (embedded within the Inline XBRL document and included in Exhibit 101).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

METLIFE, INC.

By:	/s/ Timothy J. Ring
Name:	Timothy J. Ring
Title:	Vice President and Secretary
Date: May 17, 2021